                                 Exhibit 10(c)


                                PLEDGE AGREEMENT


   PLEDGE AGREEMENT, dated as of October 11, 1994, made by METROMEDIA COMPANY (the "Borrower"), MET TELCELL, INC., a Delaware corporation, ("Met Telcell"), MET INTERNATIONAL, INC., a Delaware corporation, ("Met International"), JOHN W. KLUGE ("Kluge"), and ANITA H. SUBOTNICK and STUART SUBOTNICK, as joint tenants ("Subotnick", and together with Met Telcell, Met International and Kluge, the "Affiliates") on behalf of the Borrower, in favor of THE ACTAVA GROUP INC., as lender (in such capacity, the "Lender") under the Credit Agreement, dated as of October 11, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Borrower and the Lender.


                              W I T N E S S E T H:

   WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Note issued by the Borrower under the Credit Agreement;

   WHEREAS, the Borrower and/or Affiliates, as the case may be, are the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Issuers (as hereinafter defined); and

   WHEREAS, it is a condition precedent to the obligation of the Lender to make its Loans to the Borrower under the Credit Agreement that the Borrower and the Affiliates, on behalf of the Borrower, shall have executed and delivered this Pledge Agreement to the Lender.

   NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make its Loans under the Credit Agreement, the Borrower and the Affiliates, on behalf of the Borrower, hereby agree with the Lender, as follows:

   1.  Defined Terms.

     (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     (b)  The following terms shall have the following meanings:
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   "Agreement":  this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

   "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

   "Collateral":  the Pledged Stock and all Proceeds.

   "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Lender, subject to withdrawal by the Lender for the account of the Lender only as provided in paragraph 7(a).

   "Issuers": shall mean collectively Orion Pictures Corporation, a Delaware corporation, and Metromedia International Telecommunications Inc., a Delaware corporation.

   "Obligations": the unpaid principal of and interest on the Note and all other obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Note, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith.

   "Pledged Stock": the shares of capital stock of the Issuers owned by the Borrower and the Affiliates all as listed on Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuers to the Borrower and/or the Affiliates, as the case may be, in respect of the Pledged Stock while this Agreement is in effect.

   "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

   "Securities Act":  the Securities Act of 1933, as amended.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.





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     (d)  The meanings given to the terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

   2. Pledge; Grant of Security Interest. The Borrower and the Affiliates, on behalf of the Borrower, hereby deliver to the Lender, all the Pledged Stock and hereby grant to the Lender, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

   3. Stock Powers. Concurrently with the delivery to the Lender of each certificate representing one or more shares of Pledged Stock to the Lender, the Borrower and the Affiliates, on behalf of the Borrower, shall deliver an undated stock power covering such certificate, duly executed in blank by the Borrower or the Affiliate who owns such Pledged Stock.

   4. Representations and Warranties. The Borrower represents and warrants that:

     (a) To the best of Borrower's knowledge all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (b) The Borrower and/or the Affiliates, as set forth on Schedule 1, are the record and beneficial owners of, and have good and marketable title to, the Pledged Stock, free of any and all Liens or option in favor of, or claims of, any other Person, except the security interest created by this Agreement. The Pledged Stock constitutes all of the shares of any class of stock of the Issuers that are owned by the Borrower and the Affiliates, respectively.

     (c) Except as set forth on Schedule 4(c) and except for this Agreement and restrictions and limitations imposed by securities laws generally, no portion of the Pledged Stock is or will be subject to any option, right of first refusal, shareholders agreement or other contractual restriction, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock to transfer, assign or otherwise dispose of such Pledged Stock.

     (d) Except as set forth on Schedule 4(d), no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the security interest granted hereby.





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     (e)  Upon delivery to the Lender of the stock certificates evidencing the
Pledged Stock, the security interest created by this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Borrower and any Persons purporting to purchase any Collateral from the Borrower, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

   5. Covenants. The Borrower covenants and agrees with the Lender on its own behalf and on behalf of the Affiliates that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

     (a) if the Borrower and/or the Affiliates, as the case may be, shall, as a result of their ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Borrower and/or the Affiliates, as the case may be, shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly endorsed by the Borrower and/or the Affiliates, as the case may be, to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower and/or the Affiliates, as the case may be, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of either of the Issuers shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuers or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so





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paid or distributed in respect of the Pledged Stock shall be received by the
Borrower and/or the Affiliates, as the case may be, the Borrower and/or the Affiliates, as the case may be, shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of the Borrower and/or the Affiliates, as the case may be, as additional collateral security for the Obligations.

     (b) Without the prior written consent of the Lender, the Borrower will not and will cause the Affiliates not to (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral or
(ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement.

     (c) The Borrower shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands for all persons whomsoever. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will, or will cause the appropriate Affiliates to, promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

     (d) The Borrower shall pay, and save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which are payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

   6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing, the Borrower and the Affiliates, as the case may be, shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock.





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   7.  Rights of the Lender.

     (a) All money Proceeds received by the Lender hereunder shall be held by the Lender in a Collateral Account. All Proceeds while held by the Lender in a Collateral Account (or by the Borrower or the Affiliates in trust for the Lender) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in paragraph 8(a).

     (b) If an Event of Default shall occur and be continuing (i) the Lender shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Lender may determine, (ii) all shares of the Pledged Stock may at Lender's election, be registered in the name of the Lender or its nominee, and
(iii) the Lender or its nominee may exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuers or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof. In such event, the Lender shall account to the Borrower promptly for property actually received by it on account of the Pledged Shares.

   8.  Remedies.

     (a) If an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Lender may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Lender may elect.

     (b) If an Event of Default shall have occurred and be continuing, the Lender may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or





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for future delivery without assumption of any credit risk.  The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower and/or the Affiliates, as the case may be, which right or equity is hereby waived or released. The Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, the Lender shall account for the surplus, if any, to the Borrower and/or the Affiliates, as the case may be. The Borrower and/or the Affiliates, as the case may be, shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

   9.  Private Sales.

     (a) The Borrower recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not
with a view to the distribution or resale thereof.   The Lender shall be under
no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (b) The Borrower further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law.

   10. Irrevocable Authorization and Instruction to Issuers. The Borrower and the Affiliates, on behalf of the Borrower, hereby authorize and instruct each of the Issuers to comply with any instruction received by it from the Lender in writing that (a) states that an Event of Default





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has occurred and (b) is otherwise in accordance with the terms of this
Agreement, without any other or further instructions from the Borrower and/or the Affiliates, as the case may be, and the Borrower and the Affiliates, on behalf of the Borrower, agree that the Issuer shall be fully protected in so complying.

   11. Lender's Appointment as Attorney-in-Fact. The Borrower and the Affiliates, on behalf of the Borrower, hereby irrevocably constitute and appoint the Lender and any officer or agent of the Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and the Affiliates and in the name of the Borrower and/or the Affiliates, as the case may be, or in the Lender's own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

   12. Duty of Lender. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account, except that the Lender shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Upon payment in full by the Borrower or Guarantor of the Obligations, the Lender shall promptly return the Collateral to the Borrower.

   13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Borrower and the Affiliates, on behalf of the Borrower, authorize the Lender to file financing statements with respect to the Collateral without the signature of the Borrower and/or the Affiliates, as the case may be, in such form and in such filing offices and the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction. Upon termination of the Commitment and repayment in full of all Obligations, the Lender shall, at the sole cost and expense of the Borrower





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and the Affiliates, on behalf of the Borrower, take any actions requested to terminate any financing statements.

   14. Notices. All notices, requests and demands to or upon the Lender or the Borrower and the Affiliates to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Lender or the Borrower at its address or transmission number for notices provided in subsection 7.2 of the Credit Agreement. The Lender and the Borrower may change their addresses and transmission numbers for notices in the manner provided in this Section. The Borrower shall have the authority to receive all notices on behalf of the Affiliates.

   15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

   16.   Amendments in Writing; No Waiver; Cumulative Remedies.

     (a) None of the terms or provisions of this Agreement may be modified except by a written instrument executed by the Borrower, the Affiliates and the Lender, provided that any provision of this Agreement may be waived by the Lender in a letter or agreement executed by the Lender.

     (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.





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     (c)  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

   17. Security Interest Absolute. The obligations of the Borrower and the Affiliates hereunder shall not be released, discharged or otherwise affected by: (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement or any other Loan Document, by operation of law or otherwise; (ii) any renewal, extension, modification, amendment or restatement of or supplement to the Credit Agreement or any other Loan Document; (iii) any release, non-perfection or invalidity of any security for any obligation of the Borrower under the Credit Agreement or any other Loan Document; (iv) any change in the partnership existence, structure or ownership of the Borrower and/or the Affiliates or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower and/or the Affiliates, their assets or any resulting release or discharge of any obligation of the Borrower and/or the Affiliates contained in the Credit Agreement or any other Loan Document; (v) the existence of any claim, set-off or other rights which the Borrower and/or the Affiliates may have at any time against one another or against the Lender, whether in connection herewith or any unrelated transaction, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (vi) any invalidity or unenforceability relating to or against the Borrower for any reason of the Credit Agreement or any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on the Note or any other amount payable by the Borrower under the Credit Agreement; or
(vii) any other act or omission to act or delay of any kind by the Borrower, the Affiliates or the Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrower's and/or the Affiliates' obligations hereunder (other than the indefeasible payment in full of the Obligations by the Borrower).

   18. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

   19. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and the Affiliates and shall inure to the benefit of the Lender and its successors and assigns. The Lender shall





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have the right to assign or pledge its rights under this Agreement with the consent of the Borrower and the Affiliates, which consent shall not be unreasonably withheld or delayed.

   20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


   IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                     METROMEDIA COMPANY


                                     By: /s/Stuart Subotnick
                                         -------------------
                                         Name:
                                         Title:


                                     MET TELCELL, INC.


                                     By: /s/Stuart Subotnick
                                         -------------------
                                         Name:
                                         Title:


                                     MET INTERNATIONAL, INC.


                                     By: /s/Stuart Subotnick
                                         -------------------
                                         Name:
                                         Title:


                                        /s/John W. Kluge
                                        --------------------
                                         John W. Kluge


                                        /s/Anita H. Subotnick and
                                        -------------------------
                                        Stuart Subotnick
                                        ----------------
                                        Anita H. Subotnick and Stuart
                                        Subotnick, as joint tenants


                                     THE ACTAVA GROUP INC.

                                     By: /s/John D. Phillips
                                         -------------------
                                         Name: John D. Phillips
                                         Title: President/CEO